EX-99.(a)(3)
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
                                                          SCHEDULE A
                                                   AS AMENDED APRIL 1, 2003

                                                          PBHG FUNDS
                                                PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                                   CLASSES OF EACH PORTFOLIO
---------                                                                   -------------------------

PBHG Growth Fund                                                                    PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Emerging Growth Fund                                                           PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG New Opportunities Fund                                                         PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Large Cap Growth Fund                                                          PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Select Equity Fund                                                             PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Core Growth Fund                                                               PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Limited Fund                                                                   PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C

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

PORTFOLIO                                                                   CLASSES OF EACH PORTFOLIO
---------                                                                   -------------------------

PBHG Large Cap 20 Fund                                                              PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Large Cap Fund                                                                 PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Mid-Cap Fund                                                                   PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Small Cap Fund                                                                 PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Focused Fund                                                                   PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Cash Reserves Fund                                                             PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Technology & Communications Fund                                               PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Strategic Small Company Fund                                                   PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Wireless & Telecom Fund                                                        PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG IRA Capital Preservation Fund                                                  PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C

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
PORTFOLIO                                                                   CLASSES OF EACH PORTFOLIO
---------                                                                   -------------------------

PBHG Disciplined Equity Fund                                                        PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG REIT Fund                                                                      PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Pan European Fund                                                              PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Concentrated International Fund                                                PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Clipper Focus Fund                                                             PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Small Cap Value Fund                                                           PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C
PBHG Mid-Cap Growth Fund                                                            PBHG Class
                                                                                  Advisor Class
                                                                                     Class A
                                                                                     Class C

                                                     By: /s/ John M. Zerr

                                                     Name:    John M. Zerr
                                                     Title:   Vice President

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